                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                                August 10, 2017

        Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange
Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission
(and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

        IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date set forth below.

Date: August 10, 2017
                              210/GSB ACQUISITION PARTNERS, LLC

                              By:  210 Capital, LLC
                              Its: Sole Member

                                   By:  Covenant RHA Partners, L.P.
                                   Its: Member

                                        By:  RHA Investments, Inc.
                                        Its: General Partner

                                             By:    /s/ Robert H. Alpert
                                                    ----------------------------
                                             Name:  Robert H. Alpert
                                             Title: President

                                   By:  CCW/LAW Holdings, LLC
                                   Its: Member

                                        By:    /s/ C. Clark Webb
                                               --------------------------
                                        Name:  C. Clark Webb
                                        Title: Sole Member

                              210 CAPITAL, LLC

                              By:  Covenant RHA Partners, L.P.
                              Its: Member

                                   By:   RHA Investments, Inc.
                                   Its:  General Partner

                                         By:    /s/ Robert H. Alpert
                                                -------------------------
                                         Name:  Robert H. Alpert
                                         Title: President

                              By:  CCW/LAW Holdings, LLC
                              Its: Member

                                   By:    /s/ C. Clark Webb
                                          -------------------------------
                                   Name:  C. Clark Webb
                                   Title: Sole Member

                              COVENANT RHA PARTNERS, L.P.

                              By:  RHA Investments, Inc.
                              Its: General Partner

                                   By:    /s/ Robert H. Alpert
                                          -------------------------------
                                   Name:  Robert H. Alpert
                                   Title: President

                              CCW/LAW HOLDINGS, LLC

                              By:    /s/ C. Clark Webb
                                     --------------------------------
                              Name:  C. Clark Webb
                              Title: Sole Member

                              RHA INVESTMENTS, INC.

                              By:    /s/ Robert H. Alpert
                                     --------------------------------
                              Name:  Robert H. Alpert
                              Title: President

                              /s/ Robert H. Alpert
                              --------------------------------
                              ROBERT H. ALPERT

                              /s/ C. Clark Webb
                              --------------------------------
                              C. CLARK WEBB